Page 1 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL Company Update Kevin Oakes President Neil Laird CFO Exhibit 99.1

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NOTICE
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This presentation is proprietary and confidential. It is intended for the sole use of the defined recipient. This presentation cannot be distributed, copied or referenced in part or in whole without the express written consent of SumTotal
Systems, Inc.

Page 3 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
Safe Harbor for Forward-Looking Statements
This presentation and today’s discussions may contain forward-looking statements. These statements represent
SumTotal Systems' expectations or beliefs concerning future events and include statements, among others, regarding SumTotal Systems' new products; financial guidance regarding revenue, profitability, backlog, expenses, continued growth in deferred revenue balance and pipeline; the potential benefits of the acquisition of Pathlore, including ability to reach revenue scale and profitability and to drive innovation and customer satisfaction; the company’s competitive position, including its market share and leadership position; the company’s ability to execute, and the company's product leadership. These statements are not historical facts or guarantees of future performance or events, and are based on current expectations, estimates, beliefs, assumptions, goals and objectives, and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Those attending the presentation and/or discussions are cautioned not to place undue reliance on any forward-looking statements. Additional factors that could cause actual results to differ include, but are not limited to, (i) failures to comply with the covenants in our credit facility that could result in a default, thereby closing a foreclosure or sale of our assets; (ii) intense competition in the market place causing, among other things, pricing pressure; (iii) failure to realize the anticipated benefits of the acquisition of Pathlore, to successfully integrate the Pathlore business, to maintain and grow the
Pathlore customer base and to realize potential synergies (iv) increase in litigation related costs, as well as the cost of potential settlements, potential adverse judgments or potential injunctions enjoining the shipment of the company’s products; (v) the ability to attract and retain highly qualified employees, and the risk of losing employees, especially given that we are seeking a new CEO; (vi) failure to remediate the deficiencies and weaknesses identified in our Form 10-K for FY 2005 or to comply with Section 404 of the Sarbanes-Oxley Act of
2002 in the future in a timely fashion, or at all; (vii) inability to fix in a timely fashion unanticipated bugs, errors or defects that materially impact the functionality or usability of our product line, or unanticipated problems in customer upgrades to the new product line; (viii) SumTotal Systems' limited operating history, and its, along with its predecessor companies’, history of losses; and (ix) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties; and (x) other events and other important factors disclosed previously and from time to time in SumTotal Systems' filings with the
Securities and Exchange Commission, including the company’s annual report filed on Form 10-K on August 1,
2005 and quarterly report filed on Form 10-Q on August 9, 2005, and Form 8-Ks. SumTotal Systems assumes no obligation to update the information in this presentation or in today’s discussions.

Page 4 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
SumTotal Background
Leader in emerging mission critical space
The largest provider of learning and business
performance technologies and services
NASDAQ: SUMT
Formed by merger of Docent (DCNT) and
Click2learn (CLKS) in March, 2004
Headquartered in Mountain View, CA
Offices in Seattle, Chicago, Columbus, London,
Paris, Sydney, Tokyo, Hong Kong, Singapore
and Hyderabad
600+ employees
Financial leader
Profitable, largest cash position
Expected $100+ million in annual revenue
“SumTotal is now the largest
independent provider of
learning technology platforms
and has the financial viability
and product strength to create
market leadership.  As e-
learning becomes a
mainstream solution for
organizations around the
world, buyers will look to
SumTotal as a safe buy for
proven solutions which drive
business impact from
learning.”
- Josh Bersin, Principal
Bersin & Associates

Page 5 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
SumTotal Differentiators
Largest market share by revenue
50% bigger than next nearest competitor
Largest customer base
1500 enterprise customers
60% of Fortune 100
17 million users worldwide
Industry’s innovation leader
Created industry’s first web-based Learning
Management System (LMS), Learning Content
Management System (LCMS) and Suite
Invented several industry concepts & terms
(i.e. “domains”)
Service metric leader
Double industry average of on-time, on-budget
“I think the formation of
SumTotal Systems is more than
just a merger of two
companies.  Years from now I
think we'll look back and view
the birth of SumTotal as a
seminal event in our industry; it
signals the official end of the e-
learning hype cycle, and the
birth of a new era where the
focus is on the use of learning
technology for bottom-line
results.”
- Kevin Kruse
Founder, e-Learningguru.com

Page 6 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
What We Do
SumTotal Systems Incorporated
provides a business performance platform &
associated services that help organizations increase revenues, decrease expenses and reduce operational cycle time
Essentially, the “operating system” for learning and performance
The SumTotal Enterprise Suite
is an integrated suite of eight business
performance management applications delivering end-to-end capabilities that improve employee proficiency, extended enterprise productivity and bottom-line results for the organization
TotalLMS™ complete learning management
TotalLCMS™ content management and creation
TotalVCS™ live training
TotalDashboard™ predictive analytics application
TotalPerformance™ performance management application
TotalAccess™ offline/mobile learning application
TotalInformation™ info management application
TotalCollaboration™ collaboration portal

Page 7 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Channel
Support
Sales Force
Readiness
Compliance &
Certification
Continuing
Education
Just-In-Time
Support
System
Training
Consumer
Education
Collaboration
Performance
Management
Call Center
Support
CEO Goal
Setting
Analytics

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2000
2002
2006

SumTotal

Page 8 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
Mission Critical
CEO’s “5 Point Ethics
Program” for 350,000
employees worldwide
“#2 Most Used
Application (behind
email)” - CTO
Most active website
within the company; 60
million page hits per year
NCR
University

Harley-Davidson Motor Cycles	Fidelity Investments	vodafone	centrica	gsk GlaxoSmithKline	ebay
	Motorola	Lehman Brothers	Microsoft	Shell	Wyeth	Carrefour
	Owens Corning	Wachovia	symantec.	Halliburton	Pfizer	Albertsons
	The Gillette Company	citigroup	cingular wireless What do you have to say?	Northeast Utilities System	Lilly	Lowe's Improving Home Improvement
	International Paper	Aetna	BT	bp	Johnson & Johnson	Costco

SumTotal

Page 9 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Our Customers
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
ERP Rollout
Customer &
Channel
Education
Corporate
University

Harley-Davidson Motor Cycles	Fidelity Investments	vodafone	centrica	gsk GlaxoSmithKline	ebay
	Motorola intelligence everywhere	Lehman Brothers	Microsoft	Shell	Wyeth	Carrefour
	Owens Corning	Wachovia	symantec.	Halliburton	Pfizer	Albertsons
	The Gillette Company	citigroup	cingular wireless What do you have to say?	Northeast Utilities System	Lilly	Lowe's Improving Home Improvement
	International Paper	Aetna	BT	bp	Johnson & Johnson	Costco

SumTotal

Page 10 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Results
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
ERP Rollout
Customer &
Channel
Education
Corporate
University
Increased Market
Share By 10X

Page 11 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Results
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
ERP Rollout
Customer &
Channel
Education
Corporate
University
Credited as a key to
fulfilling merger
vision

Page 12 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
High Tech &
Telco
Results
Retail
Manufacturing
Financial
Services
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
ERP Rollout
Customer &
Channel
Education
Corporate
University
Reduced “Time To
Readiness” 50%

Page 13 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Results
Retail
Manufacturing
Financial
Services
High Tech &
Telco
Energy &
Resources
Life Sciences
Compliance
&
Certification
Product
Launch &
Sales
Effectiveness
ERP Rollout
Customer &
Channel
Education
Corporate
University
Increased customer
enrollments by 200%

Page 14 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Market Growth
$0
$100
$200
$300
$400
$500
$600
$700
$800
2003 2004 2005 2006 2007 2008
LMS
Virtual Classroom
Other (LCMS, etc.)
Source:  IDC
$ Millions

Page 15 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
Magic Quadrant for E-Learning Suites, 2005
Challengers Leaders
Ability
To
Execute
Completeness of Vision
Niche Players Visionaries
Open Text
Siebel
Learn
Outstart
Cornerstone
OnDemand
Meridian KSI
Vuepoint
Intellinex
IBM
WBT Systems
Pathlore
Saba
Plateau
SumTotal Systems
Oracle
HyperWave
KnowledgePlanet
SAP
Source:
Gartner (August 2005)

Page 16 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
Magic Quadrant for Learning Management Systems, 2005
Challengers Leaders
Ability
To
Execute
Completeness of Vision
Niche Players Visionaries Source:
Gartner (October 2005)
Open Text
Siebel Systems
Learn.com
SAP
Outstart
Cornerstone OnDemand
Meridian KSI
Vuepoint
Intellinex
Oracle
IBM
WBT Systems
Pathlore Software
Saba
Plateau Systems
SumTotal Systems

Page 17 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
Pathlore Acquisition
Founded in 1995
Privately held
Headquarters: Columbus, Ohio
150 employees & offices in Chicago,
Cupertino, Sydney, and London
Most successful private LMS company
Over 1,000 customers
Recognized by Gartner and Meta as an
‘industry leader’
Profitable, solid financial structure
$23.9 million in 2004 revenue; $14.6
million in first half of 2005
$1.5 million cash flow from operations in
2004
Deal Closed October 4, 2005
“Pathlore acquired  DK Systems
in September [2004], making [it]
the largest standalone learning
infrastructure provider from the
standpoint of number of
customers served (i.e., more
than 1,000). This surpasses
[SumTotal’s] 600 clients."
-IDC, November 2004

Page 18 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
LMS Market Share by Revenue
Source:  Bersin & Associates; Company Analysis
Top vendors
0%
5%
10%
15%
20%
25%
SUMT SABA Plateau GeoLearning Oracle Learn.com Intellinex MeridianKnowledgePlanet SAP GeoMetrix

Revenue vs Customers
Ball Size = # of Customers
Revenues
# of Customers
0
200
400
600
800
1000
SumTotal
Saba
Plateau
GeoLearning
Pathlore
Thinq
Peoplesoft
Oracle
Gen21
Meridian
DK Systems
GeoMetrix
TEDS
Intellinex
Learn.com
Knowledge Planet

SumTotal

Page 19 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
SumTotal Market Share
Source:  Bersin & Associates, Learning Management Systems 2004
Note: DK Systems acquired by Pathlore in July 2004
SumTotal Systems
2005

Page 20 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Significant Cash Flow for Stability
Annual Cash Flow, $ millions
Source: Company SEC Filings; Company Analysis
-$4
-$2
$0
$2
$4
$6
$8
$10
Pathlore 2004 SumTotal 2004 Saba 2004 Combined SUMT /
Pathlore
Overlap in
administrative
functions, product
development, and
sales & marketing
Annual synergies
expected between
$8 - $10M
Offers stability,
greater ability to
invest
Unique profile for
industry

Page 21 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Broad Reach Has Created a Unique Customer Asset
Licensed Users
Licensed Users
(millions)
(millions)
Source: Company Press  Releases; Company Analysis
0
2
4
6
8
10
12
14
16
18
SUMT SABA SAS SEBL Sales
Force.com

Page 22 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Expansion of Customer Base
Citigroup
HSBC
Wells Fargo
Southern Company
GSK
BellSouth
Johnson and Johnson
New Century Mortgage
Fremont Investments
Singapore Health Systems
Trustmark National Bank
Maxis Communications
Telecom New Zealand
Buckman Labs
Wyeth
EADS
Vodafone
Lowe’s
US Army
CIBA Specialty Chemical
Bechtel
Renault Brasil
Blue Cross Blue Shield Association
Storage Tek
Pfizer
World Wide Retail Exchange
The Schwan Food Company
Textron
Baker Hughes
Alcoa
Symbol

accenture

BT

webex

HARVARD BUSINESS SCHOOL PUBLISHING

Hewitt

hp

Microsoft

SkillSoft
THE E-LEARNING SOLUTIONS COMPANY

ACS

NEC

SUCCESS FACTORS
Workforce performance management

TRINITY WORKPLACE LEARNING

Raytheon Professional Services
ENABLING CHANGE

IBM

THOMSON NETg

EDS
ExcellerateHRO
The HRO business of EDS & Towers Perrin

SumTotal

Page 23 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL Industry Leading Alliances and Channels Systems Integrators Content Human Resource Outsourcing Technology

Financial Overview Neil Laird, CFO * * * * * * *

Page 25 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
$13.8
$17.0
$16.1
$15.9
$16.2
$18.4
$19.5
$24.5
$26.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Q1 Q2 Q3 Q4
Quarterly Revenue Trend (Non-GAAP Basis)
$ Millions
2004 Actual
2005 Actual
Q405 Est. (SUMT)
Q405 Est. (Pathlore)
$19.5
$20.5
$5.0
$6.0

Page 26 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
$7.1
$16.7
$14.1
$15.9
$15.3
$18.4
$18.7
$21.0
$23.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
Q1 Q2 Q3 Q4
Quarterly Revenue Trend (GAAP Basis)
$ Millions
2004 Actual
2005 Actual
Q405 Est. (SUMT)
Q405 Est. (Pathlore)
$19.5
$20.5
$1.5
$2.5

Page 27 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
($6.4)
($1.0)
($0.5)
($2.7)
$0.1
$0.9
$0.2
$1.0
$2.3
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
Q1 Q2 Q3 Q4
Quarterly Net Income (Non-GAAP Basis)
$ Millions
2004 Actual
2005 Actual
Q405 Est. (SUMT)
Q405 Est. (Pathlore)
$0.9
$1.4
$0.9
$0.1
High-End
Guidance
Low-End
Guidance

Page 28 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
($7.8)
($2.6)
($4.1)
($3.4)
($2.2)
$0.1
($1.9)
($4.7)
($3.4)
($9.0)
($8.0)
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
Q1 Q2 Q3 Q4
Quarterly Net Income (GAAP Basis)
$ Millions
2004 Actual
2005 Actual
Q405 Est. (SUMT)
Q405 Est. (Pathlore)
Low-End
Guidance
High-End
Guidance
SUMT
$0.7
SUMT
$0.2
Pathlore
($4.1)
Pathlore
($4.9)

Page 29 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Balance Sheet Strength as of September 30, 2005
Cash and short term investments of $33.2m
Receivables of $13.9m representing 68 days sales outstanding compared to 71 days a year ago and 91 days at year end
Deferred revenue of $16.0m compared to $12.1m a year ago and
$15.1m at year end
License deferred revenue is $4.3m up from $3.3m at year end
Net cash flow from operations of $0.9m for the 9 months of 2005 compared to $0.4m in 2004

Page 30 - November 15, 2005 – PROPRIETARY AND CONFIDENTIAL
GAAP to Non GAAP Reconciliation
Q1 04 Q1 05 Q2 04 Q2 05 Q3 04 Q3 05 Q4 04 Q4 05 Q4 05
All numbers ($m) Low Guidance High Guidance
Revenue
Non GAAP 13.8 17.0 16.1 15.9 16.2 18.4 19.5 24.5 26.5
Impact of deferred revenue write down (0.9) (0.3) (2.0) 0.0 (0.9) 0.0 (0.8) (3.5) (3.5)
Docent pre-acquisition (5.8)
GAAP 7.1 16.7 14.1 15.9 15.3 18.4 18.7 21.0 23.0
Net Income
Non GAAP (6.4) (1.0) (0.5) (2.7) 0.1 0.9 0.2 1.0 2.3
Docent preacquisition 5.1 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Deferred revenue write-down (0.9) (0.3) (2.0) 0.0 (0.9) 0.0 (0.8) (3.5) (3.5)
Amortization of Intangibles (1.0) (1.4) (1.4) (0.7) (1.5) (0.7) (1.4) (2.2) (2.2)
In process R & D (1.3) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Docent merger expenses (2.2) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Restructuring charge (0.9) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Other items (0.2) 0.1 (0.2) 0.0 0.1 (0.1) 0.1 0.0 0.0
GAAP (7.8) (2.6) (4.1) (3.4) (2.2) 0.1 (1.9) (4.7) (3.4)
Use of Non-GAAP Financial Measures
SumTotal uses Non-GAAP financial measures for internal purposes. Management uses this data to provide it with greater visibility on the underlying operations and cash flows of the company. They also exclude the impact of the deferred revenue and prepaid license cost adjustments resulting from the acquisition of Docent by Click2learn on March 18, 2004 and from the acquisition of Pathlore on
October 4, 2005, and exclude certain cash and non-cash charges arising from the acquisitions and related transactions including stock based compensation, amortization of intangibles, acquisition costs, in-process research and development and restructuring costs.  The company believes this information, when used in conjunction with the GAAP statement of operations, may provide useful additional insight into the underlying operations of the company, but should not be considered superior to, or as a substitute for,
GAAP measures.

Page 31 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Management Team
Executive Past Company SUMT Role
Don Fowler Tandem Interim CEO
Kevin Oakes Click2learn President
Neil Laird Docent EVP and CFO
Dave Crussell Docent
Sudheer Koneru Click2learn
Sanjay Dholakia Docent
EVP Operations
SVP International Operations
SVP Marketing and Alliances
Erika Rottenberg Creative Labs SVP General Counsel
Bill Medved Placeware / Microsoft SVP Engineering

Page 32 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Board of Directors
Director Background SUMT Board Role
Donald E. Fowler Tandem Chairman
John Coné Motorola / Dell Compensation Committee Chair
Jack L.  Acosta Sybase Audit Committee Chair
Sally Narodick IBM / Edmark Governance Committee Chair
Ali R. Kutay Weblogic / BEA
Vijay Vashee Microsoft
Steve Thomas Pathlore
Kevin Oakes Click2learn
Technology Committee
Technology Committee

Page 33 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL
Highlights and Benefits
Learning platforms is an emerging mission-critical space
Every organization over 1,000 employees will have a learning management system
Platform not only reaches all employees within the enterprise, but also suppliers, partners, distributors and customers in the extended value chain
Learning technology market predicted to grow to $1.5B worldwide by 2008 at a
22.4% CAGR
SumTotal is the clear leader
Over 1500 customers to upsell and expand
60% of the Fortune 100
17 Million users
Significant profitability and scale for investment
Expected to be $100M in revenue
Cash Flow of $10M
Currency for further acquisition and consolidation

Page 34 - November 14, 2005 – PROPRIETARY AND CONFIDENTIAL Kevin Oakes President SumTotal Systems, Inc. 425-637-5885 koakes@sumtotalsystems.com Further Questions